UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2005

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 406-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Adoption of Orbital Sciences Corporation 2005 Stock Incentive Plan

     On April 28, 2005, the stockholders of Orbital Sciences Corporation (the “Company”) approved the adoption of the Company’s 2005 Stock Incentive Plan (the “2005 Stock Plan”) at the Company’s annual meeting of stockholders. The 2005 Stock Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and performance-based cash awards. A maximum of 2,500,000 shares of the Company’s common stock is available for issuance under the 2005 Stock Plan, subject to adjustment upon the occurrence of certain events. Unless terminated earlier by the Company’s Board of Directors (the “Board”) for any reason, the 2005 Stock Plan shall terminate on March 9, 2015. The foregoing summary of the 2005 Stock Plan is qualified in its entirety by reference to the full text of the 2005 Stock Plan, which is filed as Exhibit 10.1 to this Form 8-K. A more detailed summary can also be found in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 22, 2005. The forms of stock unit agreements for grants of stock units under the 2005 Stock Plan and the Company’s 1997 Stock Option and Incentive Plan are filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K.

Amendment to Executive Relocation Agreement

     On April 28, 2005, the Human Resources and Compensation Committee authorized an amendment to an Executive Relocation agreement (the “Amendment”) with Ronald J. Grabe, Executive Vice President and General Manager, Launch Systems Group. The Amendment provides that Mr. Grabe will receive a special cash bonus in the amount of $65,000 on June 1, 2006 if Mr. Grabe continues to be relocated and employed by the Company in Chandler, Arizona on such date. In addition, the Amendment provides that in the event Mr. Grabe and the Company mutually agree that his relocation assignment should extend beyond June 1, 2006 and Mr. Grabe decides to dispose of his Virginia residence, then the Company shall reimburse Mr. Grabe for certain expenses related to such disposal. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.4 to this Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective April 28, 2005, the Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to correct a drafting ambiguity. The amendment clarifies when a stockholder’s notice must be received by the Company in order to be timely. The foregoing summary of the amendment to the Bylaws is qualified in is entirety by reference to the full text of the amendment, which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

3.1	Amendment to Section 1.6(A) of Amended and Restated Bylaws.
10.1	Orbital Sciences Corporation 2005 Stock Incentive Plan.
10.2	Form of Stock Unit Agreement under the 2005 Stock Incentive Plan.
10.3	Form of Stock Unit Agreement under the 1997 Stock Option and Incentive Plan.
10.4	First Amendment to Executive Relocation Agreement between Ronald J. Grabe and Orbital Sciences Corporation dated April 28, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

(Registrant)

Date: May 2, 2005	By:	/s/ David W. Thompson
David W. Thompson
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Section 1.6(A) of Amended and Restated Bylaws.

10.1	Orbital Sciences Corporation 2005 Stock Incentive Plan.

10.2	Form of Stock Unit Agreement under the 2005 Stock Incentive Plan.

10.3	Form of Stock Unit Agreement under the 1997 Stock Option and Incentive Plan.

10.4	First Amendment to Executive Relocation Agreement between Ronald J. Grabe and Orbital Sciences Corporation dated April 28, 2005.